UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2021

Revolution Medicines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39219	47-2029180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Saginaw Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 481-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RVMD	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2021, the board of directors of Revolution Medicines, Inc. (the “Company”) approved a bonus payment to Mark A. Goldsmith in respect of his performance for the year ended December 31, 2020. Also on March 4, 2021, the compensation committee of the board of directors of the Company approved bonus payments to each of the Company’s named executive officers, other than Mark A. Goldsmith, in respect of performance for the year ended December 31, 2020. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Registration Statement on Form S-1 (File No. 333-252613) (the “Registration Statement”) because the amount of the bonuses had not been determined at the time the Registration Statement was declared effective by the Securities and Exchange Commission (the “SEC”). In accordance with Item 5.02(f) of Form 8-K, the table below updates the “Non-equity incentive plan compensation” and “Total” columns in the Summary Compensation Table for the named executive officers previously set forth in the Registration Statement. No other amounts have changed.

2020 Summary Compensation Table:

Name and principal position	Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
Mark A. Goldsmith, M.D., Ph.D.	2020	$554,011	—	$1,426,200	$406,000	$2,000	$2,388,211
President and Chief Executive Officer	2019	504,300	—	3,808,974	260,980	2,000	4,576,254
Steve Kelsey, M.D.	2020	464,210	—	522,559	273,700	2,000	1,262,469
President, Research and Development	2019	424,350	—	1,298,253	170,800	2,000	1,895,403
Margaret Horn, J.D.	2020	459,691	—	522,559	273,700	2,000	1,257,950
Chief Operating Officer and General Counsel	2019	384,375	—	1,662,587	166,150	2,000	2,215,112

(1)

Amounts reported represent the aggregate grant date fair value of stock options granted to our named executive officers computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 2, 2021 for details as to the assumptions used to determine the fair value of the awards.

(2)	Represents Company matching contributions under the Company’s 401(k) plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2021, the board of directors of the Company amended and restated the Company’s amended and restated bylaws (as further amended and restated, the “Amended and Restated Bylaws”) to amend Article XI to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, to the fullest extent permitted by law (the “Amendment”).

The foregoing description of the Amendment is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Revolution Medicines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION MEDICINES, INC.

Date: March 8, 2021	By:	/s/ Mark A. Goldsmith
Mark A. Goldsmith, M.D., Ph.D.
President and Chief Executive Officer